EXHIBIT 99.1

TILT Holdings Reports First Quarter 2025 Results

PHOENIX, May 15, 2025 (GLOBE NEWSWIRE) -- TILT Holdings Inc. (“TILT” or the “Company”) (Cboe CA: TILT) (OTCPK: TLLTF), a global provider of cannabis business solutions including inhalation technologies, cultivation, manufacturing, processing, brand development and retail, is reporting its financial and operating results for the three months ended March 31, 2025. All financial information is reported in U.S. dollars and prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) unless otherwise indicated.

“This quarter marked an important step forward in reshaping TILT into a streamlined, Jupiter-first business as we continued to take decisive action to simplify operations and sharpen our strategic focus,” said TILT’s Chief Executive Officer, Tim Conder. “We are executing our plan to divest plant-touching assets with the announced definitive agreement to sell two Massachusetts retail stores and activity underway for our other plant touching businesses, which we believe will ultimately enable a more durable and scalable asset-light operating model. Once completed, this shift will allow us to fully realize Jupiter’s potential by expanding into new markets and strengthening our access to capital, ultimately driving sustainable growth, margin improvement, and consistent cash flow generation.

“At Jupiter, we’re excited to see steady demand for our innovative products, including the recent EU medical device certification – a first for handheld liquid vaporizers, marking a new era of innovation in medical cannabis delivery and paving the way for improved patient care. In addition, at Jupiter, we have begun augmenting our portfolio for customers that require product diversification and will be focused on technology development for the future.”

Conder added, “Although our transformation is still underway, we are making measurable progress to reposition the Company. Our ability to navigate a challenging market environment has been instrumental to this evolution. As we look ahead, we remain confident that Jupiter’s innovation and trustworthy, customer-centric approach will be a key driver of value in 2025 and beyond.”

Q1 2025 Financial Summary

  Revenue was $22.7 million in the three months ended March 31, 2025, compared to $37.5 million in the prior year period. The decrease in revenue was primarily driven by the Company’s Jupiter Hardware business, as expected.
  Gross profit was $3.4 million and gross margin was 14.9% in the three months ended March 31, 2025, compared to $6.7 million or 17.9% of revenue in the prior year period. The decrease in gross margin was driven by lower margins in the Company’s plant-touching operations, which offset the improvement in Jupiter gross margin resulting from its transition to a commission-based structure. Adjusted gross margin, which excludes non-cash inventory adjustments and one-time adjustments, in the first quarter was 18% compared to 16% in the year-ago period.
  Net loss was $13.2 million in the three months ended March 31, 2025, compared to a net loss of $9.7 million in the prior year period.
  Adjusted EBITDA (non-GAAP) was $(974) thousand in the three months ended March 31, 2025, compared to $38 thousand in the prior year period driven by the aforementioned lower revenue and consolidated gross margin.
  Cash flow provided from operating activities in the first quarter was $1.9 million compared to cash used of $2.4 million in the year-ago period.
  At March 31, 2025, the Company had $4.3 million of cash, cash equivalents and restricted cash, which was flat compared to December 31, 2024.

Q1 2025 & Recent Operational Highlights

  Announced a definitive agreement to sell two Massachusetts dispensaries to In Good Health for $2 million, including a cultivation supply agreement.
  Subsequent to quarter end, the Company added a new East Coast MSO customer to become an exclusive Jupiter vape hardware partner.
  Achieved first-ever European Union medical device certification for Jupiter’s proprietary QMID handheld liquid vaporizer device, which is being brought to market in partnership with Curaleaf across the UK, Canada, Australia and New Zealand.
  Continued shifting Jupiter production to Indonesia to mitigate tariffs and reduce trade-related cost exposure.

Earnings Call and Webcast

TILT management will host a conference call today at 5:00 p.m. Eastern time to discuss its financial and operational results, business strategy and future outlook.

Date: Thursday, May 15th, 2025
Time: 5:00 p.m. Eastern Time
Toll-free dial-in number: (877) 423-9813
International dial-in number: (201) 689-8573
Webcast: TILT Q1 2025 Earnings Call

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Elevate IR at (720) 330-2829.

The conference call will also be available for replay in the investor relations section of the Company’s website at www.tiltholdings.com.

About TILT

TILT Holdings manages a diverse portfolio of companies in the cannabis industry, encompassing technology, hardware, cultivation, and production. Its core business, Jupiter Research LLC, is a wholly owned subsidiary and a global distribution leader in the vaporization segment. Jupiter is dedicated to hardware design, research, development, and distribution to support cannabis brands and retailers across the United States, Canada, South America, and the European Union. Additionally, TILT is a multi-state operator, with cultivation and production facilities in three states under the Commonwealth Alternative Care and Standard Farms brands. For more information, visit www.tiltholdings.com.

Forward-Looking Information

This news release contains forward-looking information and statements (together, “forward-looking information”) under applicable Canadian and U.S. securities laws which are based on current expectations. Forward-looking information is provided for the purpose of presenting information about TILT management’s current expectations and plans relating to the future and readers are cautioned that such statements may not be appropriate for other purposes. Forward-looking information may include, without limitation, outcome of the Company’s strategic review of plant touching assets, expected completion and timeline of divestitures of plant-touching assets, increased focus and growth of Jupiter in relation to any potential divestiture of the plant touching assets, strengthening of TILT’s balance sheet, TILT’s expectations on reductions in corporate overhead and headcount and re-alignment of its business, TILT’s business strategy and growth opportunities, Jupiter’s innovation and customer centric approach as a key driver of value, the opinions or beliefs of management, prospects, opportunities, priorities, targets, goals, ongoing objectives, milestones, strategies, and outlook of TILT, and includes statements about, among other things, future developments, the future operations, strengths and strategy of TILT. Generally, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “will”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”. These statements should not be read as guarantees of future performance or results. These statements are based upon certain material factors, assumptions and analyses that were applied in drawing a conclusion or making a forecast or projection, including TILT’s experience and perceptions of historical trends, the ability of TILT to maximize shareholder value, current conditions and expected future developments, as well as other factors that are believed to be reasonable in the circumstances.

Although such statements are based on management’s reasonable assumptions at the date such statements are made, there can be no assurance that such forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such forward-looking information. Accordingly, readers should not place undue reliance on forward-looking information. TILT assumes no responsibility to update or revise forward-looking information to reflect new events or circumstances unless required by applicable law.

By its nature, forward-looking information is subject to risks and uncertainties, and there are a variety of risk factors, many of which are beyond the control of TILT, and that may cause actual outcomes to differ materially from those discussed in the forward-looking information. Such risk factors include, but are not limited to, TILT’s ability to find a permanent successor executive, the impact of the announcement of the leadership change on TILT’s stock, performance, operations, results of operations, employees, suppliers and customers, TILT’s ability to successfully work through the leadership transition, TILT’s ability to execute on its business optimization strategy, capital preservation and cash generation, and reductions in corporate overhead and headcount and re-alignment of its business and those risks described under the heading “Item 1A Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and other subsequent reports filed by TILT with the United States Securities and Exchange Commission at www.sec.gov and on SEDAR+ at www.sedarplus.ca.

Non-GAAP Financial and Performance Measures

In addition to providing financial measurements based on GAAP, the Company provides additional financial metrics that are not prepared in accordance with GAAP. Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes and to evaluate the Company’s financial performance. These non-GAAP financial measures are Adjusted Gross Margin, Adjusted Net Income (Loss), EBITDA and Adjusted EBITDA. Management believes that these non-GAAP financial measures reflect the Company’s ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate the Company’s operating results and future prospects in the same manner as management. These non-GAAP financial measures may also exclude expenses and gains that may be unusual in nature, infrequent or not reflective of the Company’s ongoing operating results.

As there are no standardized methods of calculating these non-GAAP measures, the Company’s methods may differ from those used by others, and accordingly, the use of these measures may not be directly comparable to similarly titled measures used by others.

Accordingly, these non-GAAP measures are intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Adjusted Gross Profit, Adjusted Gross Margin, EBITDA and Adjusted EBITDA.

Adjusted Gross Profit, Adjusted Gross Margin, EBITDA and Adjusted EBITDA are financial measures that are not defined under GAAP. The Company uses these non-GAAP financial measures, and believes they enhance an investor’s understanding of the Company’s financial and operating performance from period to period, because they exclude certain material non-cash items and certain other adjustments management believes are not reflective of the Company’s ongoing operations and performance. The Company calculates Adjusted Gross Profit as Gross Profit plus non-cash inventory adjustments, plus (minus) one-time adjustments. The Company calculates Adjusted Gross Margin as Adjusted Gross Profit divided by revenue. EBITDA is calculated as EBITDA net income (loss), plus (minus) income taxes (recovery), plus (minus) finance expense (income), plus depreciation and amortization expense. Adjusted EBITDA is EBITDA excluding certain one-time, non-cash or non-operating expenses, as determined by management, including stock compensation expense, debt issuance costs and severance.

Company Contact:

Lynn Ricci, VP of Investor Relations & Corporate Communications
TILT Holdings Inc.
lricci@tiltholdings.com

Investor Relations Contact:

Sean Mansouri, CFA
Elevate IR
TILT@elevate-ir.com
720.330.2829

Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited)
(Amounts Expressed in Thousands of United States Dollars)

	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
Revenues, net	$22,725	$24,562	$37,504
Cost of goods sold	(19,333)	(19,280)	(30,787)
Gross profit	3,392	5,282	6,717

Operating expenses:
Wages and benefits	3,872	4,118	4,496
General and administrative	3,346	3,074	3,483
Sales and marketing	58	124	142
Share-based compensation	65	(178)	107
Depreciation and amortization	2,620	3,855	3,866
Impairment loss and loss on disposal of assets	—	27,353	12
Total operating expenses	9,961	38,346	12,106
Operating loss	(6,569)	(33,064)	(5,389)

Other (expense) income:
Interest income	—	1	2
Other income	1,034	55	204
Gain (loss) on sale of assets and membership interests	—	—	—
Unrealized loss on investment	—	—	(1)
Loan receivable losses	—	—	—
Gain (loss) on foreign currency exchange	2	—	(4)
Interest expense	(7,563)	(6,870)	(6,043)
Total other (expense) income	(6,527)	(6,814)	(5,842)
Loss from operations before income tax and non-controlling interest	(13,096)	(39,878)	(11,231)

Income taxes
Income tax (expense) benefit	(144)	(1,545)	1,580
Net loss before non-controlling interest	(13,240)	(41,423)	(9,651)
Less: Net income attributable to non-controlling interest	—	—	—
Net loss attributable to TILT Holdings Inc.	$(13,240)	$(41,423)	$(9,651)

Reconcilation of Non-GAAP Measures (Unaudited)
(Amounts Expressed in Thousands of United States Dollars)

	Three Months Ended
	March 31, 2025	December 31, 2024	March 31, 2024
Net (loss) income before non-controlling interest	$(13,240)	$(41,423)	$(9,651)

Add (deduct) impact of:
Interest income	—	(1)	(2)
Interest expense	7,563	6,870	6,043
Income tax expense (benefit)	144	1,545	(1,580)
Depreciation and amortization	4,099	5,342	5,684
Total adjustments	11,806	13,756	10,145

EBITDA (Non-GAAP)	$(1,434)	$(27,667)	$494

Add (deduct) impact of:
Share-based compensation	65	(178)	107
Severance	86	404	13
(Gain) loss on sale of assets	—	—	—
Legal settlement	—	105	—
Unrealized loss on investment in equity security	—	—	1
Loss on loan receivable	—	—	—
Impairment loss and loss on disposal of assets	—	27,353	12
Foreign exchange (gain) Loss	—	—	4
Non-cash inventory adjustment	775	526	13
One time bad debt expense	—	—	—
One time adjustments	(466)	—	(606)
Total adjustments	460	28,210	(456)

Adjusted EBITDA (Non-GAAP)	(974)	543	38

Net loss before non-controlling interest	(13,240)	(41,423)	(9,651)
Add (deduct) impact of:
Impairment loss and loss on disposal of assets	—	27,353	12
Adjusted net loss before non-controlling interest	(13,240)	(14,070)	(9,639)

Condensed Consolidated Statements of Cash Flows (Unaudited)
(Amounts Expressed in Thousands of United States Dollars)

	Three Months Ended
	March 31, 2025	March 31, 2024
Net cash provided by (used in) operating activities	$1,903	$(2,439)
Net cash (used in) provided by investing activities	(2,089)	(185)
Net cash provided by (used in) financing activities	219	2,819
Effect of foreign exchange on cash and cash equivalents	-	(8)
Net change in cash and cash equivalents	33	187

Cash and cash equivalents and restricted cash, beginning of period	4,303	3,332

Cash and cash equivalents and restricted cash, end of period	$4,336	$3,519

Condensed Consolidated Balance Sheets (Select Items)
(Amounts Expressed in Thousands of United States Dollars)

	Periods Ended
	March 31, 2025	December 31, 2024
	(unaudited)	(audited)
Cash and cash equivalents	$3,036	$3,003
Restricted cash	1,300	1,300
Trade receivables and others	12,470	11,904
Inventories	18,924	22,505
Total current assets	38,444	40,847
Property, plant & equipment, net	30,371	30,733
Total assets	149,737	151,324
Total current liabilities	124,394	87,455
Total long-term liabilities	75,720	101,071
Total shareholders’ equity	(50,377)	(37,202)

Reconcilation of Non-GAAP Measures for Gross Profit
(Amounts Expressed in Thousands of United States Dollars)

	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
Revenues, net	$22,725	$24,562	$37,504
Cost of goods sold	(19,333)	(19,280)	(30,787)
Gross profit $	3,392	5,282	6,717
Gross profit %	14.9%	21.5%	17.9%

Add (deduct) impact of:
One-time adjustment*	—	—	(717)
Non-cash inventory adjustment	775	526	13
Total adjustments	775	526	(704)

Adjusted gross profit $ (Non-GAAP)	4,167	5,808	6,013
Adjusted gross profit % (Non-GAAP)	18.3%	23.6%	16.0%

* One-time adjustment related to Taunton's Host Fee Reversal